Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; UBS Securities LLC
Name of Issuer:	Industrial Bank of Korea
Title of Security:	INDUSTRIAL BANK OF KOREA-GDR
Date of First Offering:	04/14/2014
Dollar Amount Purchased:	629,537
Number of Shares or Par Value of Bonds Purchased:	55,271
Price Per Unit:	11.39
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; UBS Securities LLC
Name of Issuer:	Industrial Bank of Korea
Title of Security:	INDUSTRIAL BANK OF KOREA-GDR
Date of First Offering:	04/14/2014
Dollar Amount Purchased:	3,839,216
Number of Shares or Par Value of Bonds Purchased:	337,069
Price Per Unit:	11.39
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; ABN AMRO
Securities (USA) LLC; Banca IMI S.p.A.; Barclays Capital Inc.; BBVA Securities Inc.; BNY Mellon Capital Markets, LLC; CastleOak Securities, L.P.; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Commerz Markets LLC;
Deutsche Bank
Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING
Financial
Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; Nomura Securities International, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; SG Americas Securities, LLC; Skandinaviska Enskilda Banken AB (publ); TD Securities USA LLC;
UBS Securities LLC; Williams Capital Group, L.P.
Name of Issuer:	CITIGROUP INC
Title of Security:	CITIGROUP INC. 6.3% 15 MAY 2049-24
Date of First Offering:	04/23/2014
Dollar Amount Purchased:	2,575,000
Number of Shares or Par Value of Bonds Purchased:	2,575,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BNP Paribas Securities Corp.;
Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ING Financial Markets LLC;
J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Numericable Group SA
Title of Security:	NUMERICABLE GROUP S.A. 6% 15 MAY 2022-17 144A
Date of First Offering:	04/23/2014
Dollar Amount Purchased:	3,850,000
Number of Shares or Par Value of Bonds Purchased:	3,850,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BNP Paribas Securities Corp.;
BNY Mellon Capital Markets, LLC; CIBC World Markets Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC; Huntington Investment Company;
J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.;
Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC;
Williams Capital Group, L.P.
Name of Issuer:	Exelon Corp
Title of Security:	EXELON CORPORATION
Date of First Offering:	06/12/2014
Dollar Amount Purchased:	4,000,000
Number of Shares or Par Value of Bonds Purchased:	80,000
Price Per Unit:	50.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; Australia and New Zealand Banking Group Ltd.; Banca IMI S.p.A.; BBVA Securities Inc.; BMO Capital Markets Corp.;
BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.;
CIBC World Markets Corp.; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; Danske Bank A/S;
Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA)
Inc.;
Huntington Investment Company; ING Financial Markets LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; National Australia Bank Ltd.; Raiffeisen Bank International AG; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.;
SG Americas Securities, LLC; Standard Chartered Bank;
Wells Fargo Securities, LLC
Name of Issuer:	BANK OF AMERICA CORP
Title of Security:	BANK OF AMERICA CORPORATION 5.125% 17 JUN 2049-19
Date of First Offering:	06/12/2014
Dollar Amount Purchased:	7,900,000
Number of Shares or Par Value of Bonds Purchased:	7,900,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; Jefferies LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas
LLC;
RBC Capital Markets, LLC; UBS Securities LLC
Name of Issuer:	ENVISION HEALTHCARE CORP
Title of Security:	ENVISION HEALTHCARE COR 5.125% 01 JUL 2022-17 144A
Date of First Offering:	06/12/2014
Dollar Amount Purchased:	2,600,000
Number of Shares or Par Value of Bonds Purchased:	2,600,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Banca IMI Securities Corp.; Barclays Capital Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	Intesa Sanpaolo SpA
Title of Security:	INTESA SANPAOLO S.P.A.-NEW 5.017% 26 JUN 2024 144A
Date of First Offering:	06/19/2014
Dollar Amount Purchased:	4,100,000
Number of Shares or Par Value of Bonds Purchased:	4,100,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BMO Capital Markets Corp.;
Credit Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Robert W. Baird & Co. Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	NextEra Energy Partners LP
Title of Security:	NEXTERA ENERGY PARTNERS, LP
Date of First Offering:	06/26/2014
Dollar Amount Purchased:	1,703,500
Number of Shares or Par Value of Bonds Purchased:	68,140
Price Per Unit:	25.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC; Jefferies LLC; KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Raymond James & Associates, Inc.; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	AMSURG CORP
Title of Security:	AMSURG CORP. 5.625% 15 JUL 2022-17 144A
Date of First Offering:	07/01/2014
Dollar Amount Purchased:	1,250,000
Number of Shares or Par Value of Bonds Purchased:	1,250,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities plc
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC;
Sberbank CIB (UK) Ltd.; VTB Capital plc
Name of Issuer:	Moscow Exchange MICEX-RTS OAO
Title of Security:	MOSCOW INTERBANK CURRENCY
Date of First Offering:	07/02/2014
Dollar Amount Purchased:	421,614
Number of Shares or Par Value of Bonds Purchased:	240,150
Price Per Unit:	1.75
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities plc
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC;
Sberbank CIB (UK) Ltd.; VTB Capital plc
Name of Issuer:	Moscow Exchange MICEX-RTS OAO
Title of Security:	MOSCOW INTERBANK CURRENCY
Date of First Offering:	07/02/2014
Dollar Amount Purchased:	448,756
Number of Shares or Par Value of Bonds Purchased:	255,610
Price Per Unit:	1.75
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Australia and New Zealand Banking Group Ltd.; BBVA Securities Inc.;
Capital One Securities, Inc.; CastleOak Securities, L.P.;
CIBC World Markets Inc.; Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.; Drexel Hamilton, LLC; Great Pacific Fixed Income Securities, Inc.;
ING Financial Markets LLC; Lloyds Bank plc; Loop Capital Markets LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; National Australia Bank Ltd.;
Natixis Securities Americas LLC; Rabo Securities USA, Inc.; RBS Securities
Inc.;
Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; Standard Chartered Bank;
Williams Capital Group, L.P.
Name of Issuer:	BANK OF AMERICA CORP
Title of Security:	BANK OF AMERICA CORPORATION 6.25% 05 SEP 2049-24
Date of First Offering:	09/02/2014
Dollar Amount Purchased:	4,050,000
Number of Shares or Par Value of Bonds Purchased:	4,050,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
ABN AMRO Securities (USA) LLC; Advisors Asset Management, Inc.;
B.C. Ziegler and Company; Banca IMI S.p.A.; Barclays Capital Inc.;
BBVA Securities Inc.; Blaylock & Company, Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Boenning & Scattergood, Inc.;
Cabrera Capital Markets, LLC; Capital One Securities, Inc.;
CastleOak Securities,
L.P.; Citigroup Global Markets Inc.; City Securities Corp.; Commerz Markets
LLC;
Credit Agricole Securities (USA) Inc.; D.A. Davidson & Co. Inc.;
Davenport & Company LLC; Drexel Hamilton, LLC; Fifth Third Securities, Inc.; FTN Financial Securities Corp.; Great Pacific Fixed Income Securities, Inc.; HSBC Securities (USA) Inc.; ING Financial Markets LLC;
J.P. Morgan Securities LLC; Janney Montgomery Scott LLC;
KeyBanc Capital Markets Inc.; Lebenthal & Co., LLC; Loop Capital Markets LLC; Maxim Group, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mesirow Financial, Inc.; Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Regions Bank;
Robert W. Baird & Co. Inc.; Samuel A. Ramirez & Company, Inc.; S
antander Investment Securities Inc.; Scotia Capital (USA) Inc.;
Scott & Stringfellow, LLC; SG Americas Securities, LLC;
Siebert Brandford Shank & Co., L.L.C.; Skandinaviska Enskilda Banken AB
(publ);
Southwest Securities, Inc.; Stifel, Nicolaus & Company, Inc.;
TD Securities USA LLC; Telsey Advisory Group LLC;
U.S. Bancorp Investments, Inc.;
UBS Securities LLC; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.; Williams Capital Group, L.P.
Name of Issuer:	MORGAN STANLEY
Title of Security:	MORGAN STANLEY
Date of First Offering:	09/11/2014
Dollar Amount Purchased:	4,589,925
Number of Shares or Par Value of Bonds Purchased:	183,597
Price Per Unit:	25.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; Commerz Markets LLC; Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
PNC Capital Markets LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities
Inc.;
TD Securities USA LLC; UniCredit Banca SpA
Name of Issuer:	WR GRACE & CO-CONN
Title of Security:	W.R. GRACE & CO-CONN. 5.125% 01 OCT 2021 144A
Date of First Offering:	09/11/2014
Dollar Amount Purchased:	450,000
Number of Shares or Par Value of Bonds Purchased:	450,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
Global Markets Inc.; Commerz Markets LLC; Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.; KeyBanc Capital Markets Inc.; Merrill Lynch,
Pierce,
Fenner & Smith, Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; TD Securities USA LLC; UniCredit Banca SpA
Name of Issuer:	WR GRACE & CO-CONN
Title of Security:	W.R. GRACE & CO-CONN. 5.625% 01 OCT 2024 144A
Date of First Offering:	09/11/2014
Dollar Amount Purchased:	300,000
Number of Shares or Par Value of Bonds Purchased:	300,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Banca IMI S.p.A.; BBVA Securities Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC;
SG Americas Securities, LLC; SMBC Nikko Securities Inc.;
U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	CALIFORNIA RESOURCES CRP
Title of Security:	CALIFORNIA RESOURCES CORPOR 5% 15 JAN 2020-19 144A
Date of First Offering:	09/11/2014
Dollar Amount Purchased:	2,800,000
Number of Shares or Par Value of Bonds Purchased:	2,800,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC; RBS Securities Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	CBS OUT AMER CAP LLC/COR
Title of Security:	CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A
Date of First Offering:	09/16/2014
Dollar Amount Purchased:	945,250
Number of Shares or Par Value of Bonds Purchased:	950,000
Price Per Unit:	99.50
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC; SMBC Nikko Securities Inc.;
U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	CBS OUT AMER CAP LLC/COR
Title of Security:	CBS OUTDOOR AMERICAS CA 5.875% 15 MAR 2025-17 144A
Date of First Offering:	09/16/2014
Dollar Amount Purchased:	2,750,000
Number of Shares or Par Value of Bonds Purchased:	2,750,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation
Hong Kong Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC;
DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
HSBC Securities (USA) Inc.; ING Financial Markets LLC;
J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC;
Nomura Securities International, Inc.; Pacific Crest Securities, Inc.;
Raymond James & Associates, Inc.; RBS Securities Inc.;
Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC;
Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	755,344
Number of Shares or Par Value of Bonds Purchased:	11,108
Price Per Unit:	68.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.; China International Capital Corporation
Hong Kong
Securities; China Merchants Bank Co., Ltd.; CIMB Securities Limited; Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA) LLC;
DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
HSBC Securities (USA) Inc.; ING Financial Markets LLC;
J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. International plc; Needham & Company, LLC;
Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.;
Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC;
Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	352,512
Number of Shares or Par Value of Bonds Purchased:	5,184
Price Per Unit:	68.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman Sachs (Asia) L.L.C;
BHF-BANK (Schweiz) AG; BNP Paribas Securities Corp.; BOCI Securities Limited; C.L. King & Associates, Inc.;
China International Capital Corporation Hong Kong Securities;
China Merchants Bank Co., Ltd.; CIMB Securities Limited;
Citigroup Global Markets Inc.; CLSA Limited; Credit Suisse Securities (USA)
LLC;
DBS Bank Ltd.; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities
LLC;
Lebenthal & Co., LLC; Mizuho Securities USA Inc.;
Morgan Stanley & Co. International plc; Needham & Company, LLC;
Nomura Securities International, Inc.; Pacific Crest Securities, Inc.; Raymond James & Associates, Inc.; RBS Securities Inc.;
Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC; Williams Capital Group, L.P.
Name of Issuer:	Alibaba Group Holding Ltd
Title of Security:	ALIBABA GROUP HOLDING LIMITED-ADR
Date of First Offering:	09/18/2014
Dollar Amount Purchased:	1,632,816
Number of Shares or Par Value of Bonds Purchased:	24,012
Price Per Unit:	68.00
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities plc
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC;
Morgan Stanley & Co. LLC
Name of Issuer:	Grupo Aval Acciones y Valores
Title of Security:	GRUPO AVAL ACCIONES Y VALORES S.A.-ADR
Date of First Offering:	09/23/2014
Dollar Amount Purchased:	1,350,000
Number of Shares or Par Value of Bonds Purchased:	100,000
Price Per Unit:	13.50
Resolution Approved:  	Expected to be approved at the December 17-18, 2014
Board Meeting.



	Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended June 30, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on December 17-18, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended September 30, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).